Exhibit 99.1

September 21, 2020	Media:	Peter Lucht - 781.655.2289
	Investors:	Kristin Silberberg - 203.900.6854

Citizens Financial Group Announces Private Exchange Offers for Five Series of Subordinated Notes and Related Tender Offers Open to Certain Investors

Providence, R.I. – Citizens Financial Group, Inc. (“Citizens”) (NYSE: CFG) today announced the commencement of two related transactions to repurchase five series of its outstanding subordinated notes.

Exchange Offers

The first transaction consists of five concurrent, but separate, private offers to exchange (the “Exchange Offers”) any and all of the outstanding series of subordinated notes described in the table below (collectively, the “Old Notes”) for a combination of newly issued Subordinated Notes due 2032 of Citizens (the “New Notes”) and an additional cash payment, in each case, on the terms and subject to the conditions set forth in the Offering Memorandum dated September 21, 2020 (the “Offering Memorandum” and, together with the accompanying eligibility certification and exchange offer notice of guaranteed delivery, the “Exchange Offer Documents”). Only holders who have duly completed and returned an eligibility certification certifying that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (“QIBs”) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) that are (a) located outside of the United States, (b) not acquiring New Notes for the account or benefit of a U.S. Person, and (c) Non-U.S. Qualified Offerees (as defined in the Offering Memorandum), are authorized to receive the Offering Memorandum and to participate in the Exchange Offers (each, an “Exchange Offer Eligible Holder”).

						Composition of Hypothetical Total Exchange Price
CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security(1)	Fixed Spread (basis points)	Hypothetical Total Exchange Price(2)	Hypothetical Cash Amount(3), (4)	New Notes Amount(4), (5)
75524RAA7 / U7535RAA4	4.150% Subordinated Notes due 2022	$350,000,000	0.125% due Aug. 31, 2022	+50	$1,069.55	$69.55	$1,000
174610AL9	3.750% Subordinated Notes due 2024	$250,000,000	0.250% due Aug. 31, 2025	+60	$1,105.94	$105.94	$1,000
174610AC9	4.023% Subordinated Notes due 2024	$42,000,000	0.250% due Aug. 31, 2025	+75	$1,117.32	$117.32	$1,000
174610AJ4	4.350% Subordinated Notes due 2025	$250,000,000	0.250% due Aug. 31, 2025	+80	$1,151.56	$151.56	$1,000
174610AK1	4.300% Subordinated Notes due 2025	$750,000,000	0.250% due Aug. 31, 2025	+80	$1,159.43	$159.43	$1,000

(1)	As displayed on the Bloomberg Reference Page PX1.
(2)

The hypothetical Total Exchange Price (as defined below) is based on the fixed spread for the applicable series of Old Notes plus the yield of the Reference U.S. Treasury Security for that series as of 2:00 p.m. (Eastern time) on September 18, 2020. The information provided in the above table is for illustrative purposes only. Citizens makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the yield of the applicable Reference U.S. Treasury Security as of the applicable Exchange Offer Price Determination Date (as defined below). The actual Total Exchange Price for each series of Old Notes will be based on the fixed spread for the applicable series of Old Notes plus the yield of the Reference U.S. Treasury Security for that series as of 11:00 a.m. (Eastern time) on the applicable Exchange Offer Price Determination Date.

(3)

The cash payment payable as a portion of the Total Exchange Price for each series of Old Notes is equal to the Total Exchange Price minus the New Notes Amount set forth in the above table, subject to adjustment under the terms and subject to the conditions herein, per each $1,000 principal amount of such series of Old Notes validly tendered and not validly withdrawn at or prior to the Exchange Offer Expiration Date (as defined below) or the guaranteed delivery date pursuant to the guaranteed delivery procedures and accepted for exchange. See “Description of the Exchange Offers—Determination of the Total Exchange Price” in the Offering Memorandum. The Cash Amount does not include accrued and unpaid interest on the Old Notes accepted for exchange, which will be payable in addition to the applicable Total Exchange Price.

(4)	Each series of Old Notes is subject to the Accounting Treatment Adjustment and the Accounting Treatment Condition (each as defined in the Offering Memorandum).
(5)

Payable in principal amount of the New Notes per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Exchange Offer Expiration Date or the guaranteed delivery date pursuant to the guaranteed delivery procedures and accepted for exchange.

The Exchange Offers will expire at 5:00 p.m. (Eastern time) on September 25, 2020, unless extended or earlier terminated by Citizens (such date and time with respect to an Exchange Offer, as the same may be extended or earlier terminated, the “Exchange Offer Expiration Date”). Old Notes tendered may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on September 25, 2020 (such date and time with respect to an Exchange Offer, as the same may be extended, the “Exchange Offer Withdrawal Deadline”), but tenders after the Exchange Offer Withdrawal Deadline will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law. The “Exchange Offer Settlement Date” with respect to the Exchange Offers will be promptly following the Exchange Offer Expiration Date and is expected to be September 30, 2020.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Exchange Offer Expiration Date, or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the applicable Exchange Offer Expiration Date and tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on the second business day after the applicable Exchange Offer Expiration Date pursuant to guaranteed delivery procedures, and, in each case, whose Old Notes are accepted for exchange by Citizens, will receive the applicable Total Exchange Price for each $1,000 principal amount of Old Notes, which will be payable in the forms of consideration described below.

The price for each $1,000 principal amount of each series of Old Notes validly tendered at or prior to the Exchange Offer Expiration Date or the guaranteed delivery date pursuant to the guaranteed delivery procedures, and not validly withdrawn (each, a “Total Exchange Price”) will be equal to the price, determined in accordance with standard market practice, as described in the Offering Memorandum, using the applicable yield equal to the applicable fixed spread specified in the tables above for each such series of Old Notes over the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the table above at 11:00 a.m. (Eastern time) on September 25, 2020 (such time and date, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Price Determination Date”).

The applicable Total Exchange Price payable by Citizens for each $1,000 principal amount of Old Notes, tendered for exchange, and accepted by Citizens, will consist of:

(i)

a principal amount of the New Notes equal to (a) $1,000 or (b) with respect to any series of Old Notes for which Citizens makes an Accounting Treatment Adjustment (as defined in the Offering Memorandum), the applicable Accounting Treatment Adjusted New Notes Amount (as defined in the Offering Memorandum), as applicable (the “New Notes Amount”), plus

(ii)	a cash payment equal to (a) the applicable Total Exchange Price minus (b) the New Notes Amount (the “Cash Amount”).

Citizens will announce the Total Exchange Prices and Cash Amounts for all series of Old Notes as soon as practicable after they are determined by the lead dealer manager for the Exchange Offers on the applicable Exchange Offer Price Determination Date. In addition to the applicable Total Exchange Price, Exchange Offer Eligible Holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the Exchange Offer Settlement Date. Interest will cease to accrue on the Exchange Offer Settlement Date for all Old Notes accepted, including those tendered through the guaranteed delivery procedures.

The New Notes will mature on September 30, 2032 and will bear interest at a rate per annum that will be equal to the sum of (a) the yield of the 0.625% U.S. Treasury Security due August 15, 2030, as calculated by the lead dealer manager in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 198 basis points, such sum rounded to the third decimal place when expressed as a percentage.

Citizens will not complete the Exchange Offers if the aggregate principal amount of New Notes to be issued would be less than $300,000,000 (the “Minimum Issue Requirement”).

In addition to the Minimum Issue Requirement, Citizens’ obligation to accept any series of Old Notes tendered in the Exchange Offers is subject to the satisfaction or waiver of certain conditions applicable to the Exchange Offer for such series as described in the Offering Memorandum, including (1) the Cash Offer Completion Condition (as defined below) and (2) the Accounting Treatment Condition (as defined in the Offering Memorandum). Citizens reserves the right, subject to applicable law, to waive any and all conditions to any Exchange Offer, except for the Minimum Issue Requirement and the Cash Offer Completion Condition.

Citizens’ obligation to complete any Exchange Offer with respect to a given series of Old Notes is conditioned on the timely satisfaction or waiver of all of the conditions precedent to the completion of the corresponding Cash Offer (as defined below) for such series of Old Notes (with respect to each Cash Offer, the “Cash Offer Completion Condition”). Citizens will terminate an Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes, and Citizens will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes. The termination of a Cash Offer for a series of Old Notes will not impact the Exchange Offers for any other series of Old Notes. If Citizens extends any Cash Offer for a series of Old Notes for any reason, Citizens will extend the corresponding Exchange Offer for such series Old Notes.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Citizens will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link http://gbsc-usa.com/eligibility/Citizens.

Cash Offers

The second transaction consists of five concurrent, but separate, offers to purchase for cash (the “Cash Offers”) any and all of each series of Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated September 21, 2020 (the “Offer to Purchase” and, together with the certifications instruction letter and the accompanying cash offer notice of guaranteed delivery, the “Cash Offer Documents”). If we accept any validly tendered Old Notes of a given series, we will accept all validly tendered Old Notes of such series.

Holders who are either (a) QIBs or (b) located outside of the United States and (i) are not a “U.S. person” (as defined in Rule 902 under the Securities Act), (ii) are not acquiring New Notes for the account or benefit of a U.S. Person, and (iii) are Non-U.S. Qualified Offerees (as defined in the Offer to Purchase) are not eligible to participate in the Cash Offers. Only other holders of Old Notes (“Cash Offer Eligible Holders”) are eligible to participate in the Cash Offers. Holders of Old Notes participating in the Cash Offers will be required to certify that they are Cash Offer Eligible Holders.

Citizens reserves the right to request additional information from a tendering holder in order to determine to its satisfaction, in its sole discretion, that such holder is a Cash Offer Eligible Holder. In making such a determination, Citizens may consider, among other things, the aggregate principal amount of Old Notes such holder is tendering in the Cash Offers and the geographical location of the account from which the tender originated. If Citizens requests additional information from a tendering holder, such holder must provide the requested information to Citizens within one business day of the date of such request. Failure to provide evidence satisfactory to Citizens, in its sole discretion, that such tendering holder is an Eligible Holder within such time period may result in such tender being rejected. In the event that Citizens determines in its sole discretion that a tendering holder is not a Cash Offer Eligible Holder following the Expiration Date, such tendering holder will not have any right to participate in the Cash Offers. Citizens will not extend the Cash Offers to accommodate any tenders that are rejected as a result of a failure to comply with the provisions of the Offer to Purchase.

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security(1)	Fixed Spread (basis points)	Hypothetical Total Consideration(2)(3)
75524RAA7 / U7535RAA4	4.150% Subordinated Notes due 2022	$350,000,000	0.125% due Aug. 31, 2022	+50	$1,069.55
174610AL9	3.750% Subordinated Notes due 2024	$250,000,000	0.250% due Aug. 31, 2025	+60	$1,105.94
174610AC9	4.023% Subordinated Notes due 2024	$42,000,000	0.250% due Aug. 31, 2025	+75	$1,117.32
174610AJ4	4.350% Subordinated Notes due 2025	$250,000,000	0.250% due Aug. 31, 2025	+80	$1,151.56
174610AK1	4.300% Subordinated Notes due 2025	$750,000,000	0.250% due Aug. 31, 2025	+80	$1,159.43

(1)	As displayed on the Bloomberg Reference Page PX1.
(2)

Payable in cash per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Expiration Date or the guaranteed delivery date pursuant to the guaranteed delivery procedures and accepted for purchase.

(3)

The hypothetical Total Consideration is based on the fixed spread for the applicable series of Old Notes to the yield of the Reference U.S. Treasury Security for that series as of 2:00 p.m. (Eastern time) on September 18, 2020. The information provided in the above tables is for illustrative purposes only. Citizens makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the yield of the applicable Reference U.S. Treasury Security as of the applicable Cash Offer Price Determination Date (as defined below). The actual Total Consideration will be based on the fixed spread for the applicable series of Old Notes to the yield of the Reference U.S. Treasury Security for that series as of 11:00 a.m. (Eastern time) on the applicable Cash Offer Price Determination Date. The hypothetical Total Consideration excludes accrued and unpaid interest on the Old Notes accepted for purchase.

The Cash Offers will expire at 5:00 p.m. (Eastern time) on September 25, 2020, unless extended or earlier terminated by Citizens (such date and time with respect to a Cash Offer, as the same may be extended or earlier terminated, the “Cash Offer Expiration Date”). Old Notes tendered may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on September 25, 2020 (such date and time with respect to a Cash Offer, as the same may be extended, the “Cash Offer Withdrawal Deadline”), but tenders after the Cash Offer Withdrawal Deadline will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law. The “Cash Offer Settlement Date” with respect to the Cash Offers will be promptly following the Cash Offer Expiration Date and is expected to be September 30, 2020.

Upon the terms and subject to the conditions set forth in the Cash Offer Documents, Cash Offer Eligible Holders who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Cash Offer Expiration Date, or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the second business day after the applicable Exchange Offer Expiration Date pursuant to guaranteed delivery procedures, and, in each case, whose Old Notes are accepted for purchase by Citizens, will receive the applicable Total Consideration for each $1,000 principal amount of Old Notes, which will be payable in cash.

The consideration for each $1,000 principal amount of each series of Old Notes validly tendered at or prior to the Cash Offer Expiration Date or the guaranteed delivery date pursuant to the guaranteed delivery procedures, and not validly withdrawn (the “Total Consideration”) will be equal to the price, determined in accordance with standard market practice, as described in the Offer to Purchase, that equates to a yield equal to the applicable fixed spread specified for each such series of Old Notes over the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security specified under in the above table at 11:00 a.m., (Eastern time), on September 25, 2020 (such time and date with respect to the Cash Offers, as the same may be extended, the “Cash Offer Price Determination Date”). Citizens will announce the applicable Total Consideration for each series of Old Notes as soon as practicable after they are determined by the lead dealer manager on the Cash Offer Price Determination Date. The Total Consideration has been determined by Citizens in its reasonable discretion to approximate the value of the Total Exchange Prices payable in New Notes and cash in the corresponding Exchange Offers.

In addition to the applicable Total Consideration, Cash Offer Eligible Holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the Cash Offer Settlement Date. Interest will cease to accrue on the Cash Offer Settlement Date for all Old Notes accepted, including those tendered through the guaranteed delivery procedures.

Citizens’ obligation to accept any series of Old Notes tendered in the Cash Offers is subject to the satisfaction or waiver of certain conditions applicable to the Cash Offer for such series as described in the Offer to Purchase, including (1) the Maximum Total Consideration Condition (as defined below) and (2) Exchange Offer Completion Condition (as defined below). Citizens reserves the right, subject to applicable law, to waive any and all conditions to any Cash Offer, except for the Exchange Offer Completion Condition.

Citizens’ obligation to accept and pay for any 4.150% Subordinated Notes due 2022 is conditioned on the aggregate Total Consideration required to be paid for such notes not exceeding $5,000,000. Citizens’ obligation to accept and pay for any 3.750% Subordinated Notes due 2024 is conditioned on the aggregate Total Consideration required to be paid for such notes not exceeding $5,000,000. Citizens’ obligation to accept and pay for any 4.023% Subordinated Notes due 2024 is conditioned on the aggregate Total Consideration required to be paid for such notes not exceeding $5,000,000. Citizens’ obligation to accept and pay for any 4.350% Subordinated Notes due 2025 is conditioned on the aggregate Total Consideration required to be paid for such notes not exceeding $15,000,000. Citizens’ obligation to accept and pay for any 4.300% Subordinated Notes due 2025 is conditioned on the aggregate Total Consideration required to be paid for such notes not exceeding $30,000,000. The aforementioned conditions are collectively referred to as the “Maximum Total Consideration Condition.” If Old Notes of any series are accepted for purchase pursuant to the Cash Offers, all validly tendered Old Notes of that series will be accepted for purchase. No series of Old Notes will be subject to proration pursuant to the Cash Offers.

Citizens’ obligation to complete any Cash Offer with respect to a given series of Old Notes is conditioned on the timely satisfaction or waiver of all of the conditions precedent to the completion of the corresponding Exchange Offer for such series of Old Notes (with respect to each Cash Offer, the “Exchange Offer Completion Condition”). Citizens will terminate a Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes, and it will terminate the Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes.

Global Bondholder Services Corporation will also act as the Information Agent and the Tender Agent for the Cash Offers. Questions or requests for assistance related to the Cash Offers or for additional copies of the Cash Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Cash Offers. The Cash Offer Documents can be accessed at the following link http://www.gbsc-usa.com/citizens/.

If Citizens terminates any Exchange Offer and Cash Offer with respect to one or more series of Old Notes, it will give prompt notice to the Tender Agent and Exchange Agent, and all Old Notes tendered pursuant to such terminated Exchange Offer and Cash Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in DTC will be released.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers or Cash Offers, as applicable, before the deadlines specified herein and in the Exchange Offer Documents or the Cash Offer Documents, as applicable. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents or the Cash Offer Documents, as applicable.

This press release is for informational purposes only and does not constitute an offer to purchase, or a solicitation of an offer to sell, any Old Notes, and does not constitute an offer to sell, or a solicitation of an offer to purchase, any New Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents and the Cash Offers are being made solely pursuant to the Offer to Purchase and related documents. The Exchange Offers and Cash Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers and Cash Offers to be made by a licensed broker or dealer, the Exchange Offers and Cash Offers will be deemed to be made on behalf of Citizens by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication is not a prospectus for the purposes of the Prospectus Regulation. The expression “Prospectus Regulation” means Regulation (EU) 2017/1129 (as amended) and includes any relevant implementing measure in any member state (“Member State”) of the European Economic Area (the “EEA”) which has implemented the Prospectus Regulation.

PROHIBITION OF OFFERS TO EEA AND UK RETAIL INVESTORS. The New Notes are not intended to be offered or otherwise made available to and should not be offered or otherwise made available to any retail investor in the EEA or in the United Kingdom (“UK”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 (the “Prospectus Regulation”). Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering the New Notes or otherwise making them available to retail investors in the EEA or in the UK has been prepared and therefore offering of the New Notes or otherwise making them available to any retail investor in the EEA or in the UK may be unlawful under the PRIIPs Regulation.

In the United Kingdom, this press release is being distributed only to, and is directed only at qualified investors within the meaning of Article 2(e) of the Prospectus Regulation who are (i) persons who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), and/ or (ii) high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order, which persons together we refer to in this press release as “relevant persons.” Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. This press release must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this press release relates is only available to, and will be engaged in with, relevant persons only.

About Citizens Financial Group, Inc.

Citizens Financial Group, Inc. is one of the nation’s oldest and largest financial institutions, with $179.9 billion in assets as of June 30, 2020. Headquartered in Providence, Rhode Island, Citizens offers a broad range of retail and commercial banking products and services to individuals, small businesses, middle-market companies, large corporations and institutions. Citizens helps its customers reach their potential by listening to them and by understanding their needs in order to offer tailored advice, ideas and solutions. In Consumer Banking, Citizens provides an integrated experience that includes mobile and online banking, a 24/7 customer contact center and the convenience of approximately 2,700 ATMs and approximately 1,000 branches in 11 states in the New England, Mid-Atlantic and Midwest regions. Consumer Banking products and services include a full range of banking, lending, savings, wealth management and small business offerings. In Commercial Banking, Citizens offers a broad complement of financial products and solutions, including lending and leasing, deposit and treasury management services, foreign exchange, interest rate and commodity risk management solutions, as well as loan syndication, corporate finance, merger and acquisition, and debt and equity capital markets capabilities.

Forward-Looking Statements

This communication contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Statements with respect to the Exchange Offers and Tender Offers are forward-looking statements, based on our current expectations for the transactions, and are subject to the risk that the transactions may not be completed in a timely manner or at all, and that the final terms of the transactions may differ, possibly materially, from those described in this press release due to future events. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise.

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